UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 6, 2024, BiomX Inc., Inc., a Delaware corporation (the “Company” or “BiomX”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, BTX Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), BTX Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and Adaptive Phage Therapeutics, Inc., a Delaware corporation (“APT”). Pursuant to the Merger Agreement, First Merger Sub will merge with and into APT, with APT being the surviving corporation and becoming a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, APT will merge with and into Second Merger Sub, pursuant to which Second Merger Sub will be the surviving entity (together with the First Merger, the “Acquisition”). The Acquisition is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The consummation of the Acquisition (the “Acquisition Closing”) is expected to occur on the first business day following the satisfaction or waiver of certain customary closing conditions, including but not limited to the substantially simultaneous consummation of the Private Placement (as defined below) and authorization by NYSE American of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to be issued in the Acquisition, but in any event no earlier than March 12, 2024.

Under the terms of the Merger Agreement, upon the Acquisition Closing, the Company will issue to the stockholders of APT an aggregate of 9,164,967 shares of Common Stock, an aggregate of 40,471 shares of the Company’s newly-designated Series X Non-Voting Convertible Preferred Stock, par value $0.0001 per share (“Series X Preferred Stock”), each share of which will be convertible into 1,000 shares of Common Stock, subject to certain conditions described below, and warrants exercisable for an aggregate of 2,166,497 shares of Common Stock at an exercise price of $5.00 per share of Common Stock, which can be exercised any time after the approval of the Merger Proposals (as defined below) and expire on January 28, 2027 (“Merger Warrants”).

The Common Stock, Series X Preferred Stock and Merger Warrants issuable in the Acquisition were offered and sold in transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering, and Rule 506 of Regulation D promulgated thereunder.

Pursuant to the Merger Agreement, the Company has agreed to hold a stockholders’ meeting (the “Stockholders’ Meeting”) to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of the Series X Preferred Stock into shares of Common Stock in accordance with the rules of NYSE American (the “Conversion Proposal”), (ii) the approval of a new stock incentive plan or amendment to the Company’s 2019 equity incentive plan (the “New Incentive Plan”) pursuant to which shares of Common Stock equal to 15% of the fully diluted outstanding equity interests of the Company immediately following the Acquisition and the Private Placement are reserved for issuance to the Company’s employees, directors, consultants and other service providers (the “Incentive Plan Proposal”) and (iii) the approval of an amendment to the certificate of incorporation of the Company to authorize sufficient shares of Common Stock for (a) the conversion of the Series X Preferred Stock issued pursuant to the Merger Agreement and the Purchase Agreement (as defined below) and the exercise of the Merger Warrants and Private Placement Warrants and (b) the New Incentive Plan (the “Charter Amendment Proposal,” and together with the Conversion Proposal and the Incentive Plan Proposal, the “Merger Proposals”). In connection with these matters, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.

Pursuant to the Merger Agreement, following the Acquisition, the Board of Directors of the Company (the “Board”) will be comprised of seven members, of whom four will be designated by the Company and three will be designated by APT.

The Board has approved the Merger Agreement and the related transactions, and the consummation of the Acquisition is not subject to the approval of the Company’s stockholders.

The Merger Agreement may be terminated at any time prior to the First Merger (i) by mutual written consent of the Company and APT, (ii) by either the Company or APT upon material breach of certain covenants or agreements by the other, (iii) by either the Company or APT if a court of competent jurisdiction or other governmental body shall have issued a final, non-appealable order or injunction that makes the consummation of the Acquisition illegal, or (iv) by either the Company or APT if the Acquisition Closing has not occurred by April 5, 2024.

The Merger Agreement and above description have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties thereto. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made by the parties), may have been made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Acquisition and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Series X Preferred Stock; Certificate of Designation

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series X Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of the Series X Preferred Stock (the “Certificate of Designation”), which will be filed with the Secretary of State of the State of Delaware prior to the Acquisition Closing.

Holders of Series X Preferred Stock are entitled to receive dividends on shares of Series X Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as, dividends actually paid on shares of the Common Stock. Except as otherwise required by law or with respect to the Series X Preferred Stock protective provisions set forth the Certificate of Designations and described below, the Series X Preferred Stock does not have voting rights.

The Certificate of Designation contains certain customary covenants of the Company that are customary for documents of this type, including restrictions on (i) consummating Fundamental Transactions (as defined in the Certificate of Designation), or (ii) reclassifing the outstanding Common Stock, including but not limited to a stock dividend or reverse stock split, in each case prior to the stockholder approval of the Conversion Proposal without the affirmative vote or written approval, agreement or waiver of the holders of 70% of the then outstanding shares of the Series X Preferred Stock (the “Requisite Holders”). The Series X Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.

Following stockholder approval of the Conversion Proposal, each share of Series X Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series X Preferred Stock is prohibited from converting shares of Series X Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with any person whose beneficial ownership would be aggregated with such holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would beneficially own more than a specified percentage (to be established by the holder between 0% and 19.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

In the event the Series X Preferred Stock is not convertible pursuant to the terms of the Certificate of Designation by the earlier to occur of (i) the time that the Stockholders’ Meeting is ultimately concluded or (b) five months after the initial issuance of the Series X Preferred Stock (the “Deadline Date”), upon written request by the Requisite Holders, the Company shall be required to pay to each holder of Series X Preferred Stock an amount in cash equal to the fair value of the shares of Series X Preferred Stock held by such holder, based on an average of the daily volume weighted average price of the Common Stock for the 30 trading days ending on (i) the first trading day prior to the Stockholders’ Meeting or (ii) the Deadline Date.

The foregoing description of the Series X Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, the form of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Merger Warrants

The Merger Warrants may be exercised at any time following the approval of the Merger Proposals and prior to their expiration on January 28, 2027. The exercise price of the Merger Warrants is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. There is no established public trading market for the Merger Warrants and the Company does not intend to list the Merger Warrants on any national securities exchange or nationally recognized trading system.

The foregoing description of the Merger Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Warrant, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Support Agreements

In connection with the execution of the Merger Agreement, the Company and APT entered into stockholder support agreements (the “Support Agreements”) with certain of the Company’s stockholders, who, after giving effect to the exercise of the pre-funded warrants held by such stockholders, would constitute a majority of the voting stockholders of the Company. The Support Agreements provide that, among other things, each of the parties thereto shall vote or cause to be voted all of the shares of capital stock owned by such stockholder in favor of the Merger Proposals at the Stockholders’ Meeting to be held in connection therewith.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Support Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, (i) all of the directors and officers and a majority of the stockholders of the Company and (ii) all of the directors and officers and certain of the stockholders of APT entered into lock-up agreements with the Company and APT, pursuant to which each such stockholder will be subject to a 180-day lockup from the date of the Acquisition Closing, on the sale or transfer of shares of Common Stock, Series X Preferred Stock or any securities convertible into or exercisable or exchangeable for Common Stock held by each such stockholder at the Acquisition Closing, including those shares received by APT stockholders in the Acquisition (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-up Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Private Placement and Securities Purchase Agreement

On March 6, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the certain investors parties thereto (the “Investors”). The transactions contemplated by the Purchase Agreement (the “Private Placement”) are expected to be consummated substantially concurrently with the Acquisition Closing and are subject to certain customary closing conditions, including but not limited to the occurrence of the Acquisition Closing.

Pursuant to the Purchase Agreement, the Company agreed to sell (i) an aggregate of 216,417 shares of Series X Preferred Stock and (ii) warrants exercisable for an aggregate of 108,208,500 shares of Common Stock (“Private Placement Warrants,” and collectively with such shares of Series X Preferred Stock, the “Private Placement Securities”), at a combined purchase price of $231.10 per share of Series X Preferred Stock and accompanying Private Placement Warrant. The Private Placement is expected to result in aggregate gross proceeds to the Company of approximately $50,000,000 before deducting placement agent fees and other offering expenses.

The Private Placement Warrants may be exercised at any time following stockholder approval of the Private Placement Proposal (as defined below), will have an exercise price of $0.2311 and expire on the 24-month anniversary of the date on which they are first exercisable. The exercise price of the Private Placement Warrants is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like.

RBC Capital Markets and Laidlaw & Company (UK) Ltd. acted as placement agents for the Private Placement (the “Placement Agents”). As partial compensation for their services as placement agents, the Company will issue warrants to the Placement Agents exercisable for up to an aggregate of 9,523,809 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants will be on substantially the same terms as the Private Placement Warrants, except that the Placement Agent Warrants may, at the election of the holders thereof, be exercised either for cash or on a cashless basis, without regard to whether the shares underlying the Placement Agent Warrants have been registered for issuance or resale under the Securities Act. The Placement Agent Warrants and the shares of Common Stock underlying the Placement Agent Warrants will be entitled to registration rights on substantially the same terms as the registration rights provided to the Investors under the Purchase Agreement as described below under “Registration Rights Agreement.”

The Purchase Agreement contains representations and warranties of the Company and the Investors, covenants on the part of the Company, indemnification provisions and termination provisions that are customary for transactions of this type.

The Company is obligated under the Purchase Agreement to hold a special meeting of stockholders within 150 days of the consummation of the Private Placement to approve the conversion of all issued and outstanding Series X Preferred Stock and the exercise of all Private Placement Warrants in accordance with the listing rules of NYSE American (the “Private Placement Proposal”).

The foregoing description of the Private Placement Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Private Placement Warrant, the form of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Private Placement Securities were offered and sold in transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering, and Rule 506 of Regulation D promulgated thereunder.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On March 6, 2024, in connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a resale registration statement (the “Registration Statement”) with respect to (i) the Merger Warrants, shares of Common Stock and Series X Preferred Stock issued in the Merger, (ii) the Private Placement Securities and (iii) any shares of Common Stock issued upon (a) exercise of Private Placement Warrants or Merger Warrants or (b) conversion of shares of Series X Preferred Stock (the “Registrable Securities”) with the SEC within 45 calendar days following the consummation of the Private Placement (the “Filing Deadline”). The Company agreed to use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC within 45 calendar days of the Filing Deadline (or within 75 calendar days if the SEC reviews the Registration Statement).

The Registration Rights Agreement contains customary covenants and mutual indemnification provisions that are customary for transactions of this type.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities issuable pursuant to the Acquisition or the Private Placement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01.	Regulation FD Disclosure.

On March 6, 2024, the Company made available a presentation to be used with investors to discuss the Merger Agreement and the Purchase Agreement and the transactions contemplated thereunder. A copy of the presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements with respect to: the expected Acquisition Closing, the expected consummation of the Private Placement, obtaining stockholder approval of the Merger Proposals and the Private Placement Proposal, and the filing of the Registration Statement pursuant to the Registration Rights Agreement and the timing thereof. Forward-looking statements can be identified by words such as: “continue,” “intend,” “target,” “believe,” “expect,” “will,” “may,” “might,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “could,” “should,” “plan,” “potential,” “predict,” “project,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, when BiomX discusses the anticipated date of the Acquisition Closing, BiomX is making forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements, as a result of various important factors, including risks and uncertainties related to the ability to recognize the anticipated benefits of the Acquisition, the outcome of any legal proceedings that may be instituted against BiomX following the Acquisition and related transactions, the ability to obtain or maintain the listing of the Common Stock on NYSE American following the Acquisition, costs related to the Acquisition, changes in applicable laws or regulations, the possibility that BiomX may be adversely affected by other economic, business, and/or competitive factors, including risks inherent in pharmaceutical research and development, such as: adverse results in BiomX’s drug discovery, preclinical and clinical development activities, the risk that the results of preclinical studies and early clinical trials may not be replicated in later clinical trials, BiomX’s ability to enroll patients in its clinical trials, and the risk that any of its clinical trials may not commence, continue or be completed on time, or at all, decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies with respect to the Company’s development candidates, its ability to obtain, maintain and enforce intellectual property rights for its platform and development candidates, its potential dependence on collaboration partners, competition, uncertainties as to the sufficiency of BiomX’s cash resources to fund its planned activities for the periods anticipated and BiomX’s ability to manage unplanned cash requirements, and general economic and market conditions. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the SEC on March 29, 2023, and additional disclosures BiomX makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law BiomX expressly disclaims any obligation or undertaking to update forward-looking statements, whether as result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger, dated March 6, 2024, by and among BiomX Inc., BTX Merger Sub I, Inc., BTX Merger Sub II, LLC and Adaptive Phage Therapeutics, Inc. (1)
3.1	Form of Certificate of Designation of Series X Preferred Stock
4.1	Form of Merger Warrant
4.2	Form of Private Placement Warrant
4.3	Form of Placement Agent Warrant
10.1	Securities Purchase Agreement, dated as of March 6, 2024, by and among BiomX Inc. and each purchaser identified on Annex A thereto
10.2	Form of Registration Rights Agreement, dated as of March 6, 2024, by and among the Company and certain purchasers
99.1	Form of Support Agreement
99.2	Form of Lock-Up Agreement
99.3	Investor Presentation, dated March 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents)

(1)	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished. Certain portions of this exhibit (indicated by “[***]”) have been omitted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

March 6, 2024	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer